                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [   ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[ ]    Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Under Rule 14a-12.

--------------------------------------------------------------------------------

                               LIQUID AUDIO, INC.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

                               MM COMPANIES, INC.,
         JEWELCOR MANAGEMENT, INC., BARINGTON COMPANIES EQUITY PARTNERS,
            L.P., RAMIUS SECURITIES, LLC, DOMROSE SONS PARTNERSHIP,
                    JAMES A. MITAROTONDA and SEYMOUR HOLTZMAN
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
  -----------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)      Amount Previously Paid:

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

         On September 20, 2002, MM Companies, Inc. distributed the following materials to certain stockholders of Liquid Audio, Inc.:

                               MM COMPANIES, INC.
                        C/O BARINGTON CAPITAL GROUP, L.P.
                               888 SEVENTH AVENUE
                                   17TH FLOOR
                            NEW YORK, NEW YORK 10019






TO:       Liquid Audio, Inc. Stockholders

          MM COMPANIES GROUP IS INVITING LIQUID AUDIO, INC. SHAREHOLDERS TO ATTEND AN INFORMAL MEETING PRIOR TO LIQUID'S ANNUAL MEETING ON SEPTEMBER 26, 2002

NEW YORK, NY - - September 23, 2002 - - Seymour Holtzman, Chairman of the Board, and James Mitarotonda, President and Chief Executive Officer, of MM Companies, Inc. (OTC Bulletin Board: MMCO) announced that their group is inviting Liquid Audio, Inc. (NASDAQ: LQID) stockholders to attend an informal meeting on Thursday, September 26, 2002 at 9:00 a.m. at Hotel Sofitel San Francisco Bay at Redwood Shores, 223 Twin Dolphin Drive, Redwood City, California. Liquid Audio, Inc. is holding their Annual Meeting of Stockholders at the same hotel at 10:00 a.m.

We invite the management of Liquid Audio to participate in our meeting, which will be an open forum allowing shareholders to freely express their views and ask any questions without any formal restrictions that Liquid Audio may require at the annual meeting. This will be an excellent opportunity to discuss the future of the company. We sincerely hope that Liquid Audio's management will attend our meeting.

All shareholders of Liquid Audio are invited to attend.



                                      # # #

PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717

                                    IMPORTANT

Dear Shareholder:

         The Liquid Audio annual meeting is less than 1 week away. We have set up a procedure by which you can vote your shares by telephone at no cost to you. Instructions for voting your shares are provided below.

         MM Companies reported today that Institutional Shareholders Services ("ISS"), the world's leading proxy voting advisory service, has recommended that its clients vote for - the two director nominee nominated by the MM Companies group - James Mitarotonda and Seymour Holtzman - at the upcoming annual meeting scheduled for September 26, 2002.

         You are cordially invited to meet members of the MM Companies group - Seymour Holtzman and Jim Mitarotonda - at a continental breakfast reception at 9:00 a.m. at the Hotel Sofitel on the Mezzanine Level in Salon 2. We hope to personally meet with as many Liquid Audio shareholders to discuss our proxy campaign.

TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 5832, The MM Companies Group in Opposition to Liquid
    Audio, Inc.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              <NA.1>
                   Broker:            <Broker>
                   Control Number:    <ControlNum>
                   Number of Shares:  <NumShares>

5. Give the operator your voting preferences, using the proxy text below.


The undersigned stockholder of Liquid Audio, Inc., a Delaware corporation (the "Company"), on August 12, 2002 (the "record date"), hereby appoints James A. Mitarotonda or Seymour Holtzman or either of them, each with full power of substitution to act as proxies for the undersigned, and to vote all shares of common stock, par value $.001 per share, of the Company, which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of the Company to be held on September 26, 2002, and at any and all postponements and adjournments thereof as indicated on this proxy.

IF YOU SIGN, DATE AND RETURN THIS CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF PROPOSAL NOS. 1, 2, 3, 4, AND 5 AND AGAINST THE MERGER RELATED PROPOSAL. IF YOU VOTE OR ABSTAIN WITH RESPECT TO ONE OR MORE OF THE FOLLOWING PROPOSALS, THIS PROXY CARD WILL REVOKE ANY PREVIOUSLY EXECUTED REVOCATION OF PROXY WITH RESPECT TO SUCH PROPOSALS.

          THE MM COMPANIES GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS
                 VOTE IN FAVOR OF PROPOSAL NOS. 1, 2, 3, 4 AND 5
                  AND VOTE AGAINST THE MERGER RELATED PROPOSAL


Proposal No. 1 - Election of Seymour Holtzman and James A.
                 Mitarotonda as Class III directors

( ) FOR         ( ) AGAINST          ( ) ABSTAINS

       (Instruction: To withhold authority to vote for any individual nominee, give that individual nominee's name to the operator)

If no vote is made with respect to this Proposal, the undersigned will be deemed to vote for such Proposal, except that the undersigned will not be deemed to vote for the election of any candidate whose name is written in the space provided above.

Proposal No. 2 - Ratification of Appointment of
                 PricewaterhouseCoopers LLP as Independent
                 Accountants

   ( ) FOR         ( ) AGAINST          ( ) ABSTAINS

Proposal No. 3 - Increase the size of the Board of Directors by Four
                 Directors

   ( ) FOR         ( ) AGAINST          ( ) ABSTAINS

Proposal No. 4 - Authorize Only Stockholders to Fill Board Vacancies
                 And Newly Created Directorships

   ( ) FOR         ( ) AGAINST          ( ) ABSTAINS

Proposal No. 5 - Election of Jesse H. Choper and William J. Fox as
                 Class I directors, Thomas E. Constance as a Class II director and Joseph R. Wright, Jr. as a Class III director, contingent upon the approval of Proposal No. 3 and Proposal No. 4.


   ( ) FOR         ( ) AGAINST          ( ) ABSTAINS

       (Instruction: To withhold authority to vote for any individual nominee, give that individual nominee's name to the operator)

If no vote is made with respect to this Proposal, the undersigned will be deemed to vote for such Proposal, except that the undersigned will not be deemed to vote for the election of any candidate whose name is written in the space provided above.

Merger Related Proposal (if presented at the 2002 annual meeting) - Authorize
       Issuance of Stock in Merger with Alliance Entertainment Corp.

   ( ) FOR         ( ) AGAINST          ( ) ABSTAINS

And in the discretion of the proxies appointed hereunder, on such other business as may properly come before the meeting.

Please give your name to the operator exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an unauthorized person. This proxy votes all shares in all capacities.

If you have any questions or need assistance in voting your shares, please contact D.F. King & Co., Inc. toll-free at 1-800-431-9643 or if you are a bank or broker please call collect at 1-212-269-5550.